Metropolitan Life Insurance Company 200 Park Avenue, New York, New York 10166 END99 01/04/24 Endorsement #5 POLICY ENDORSEMENT Group Policy No.: Policyholder: Trustee of the MetLife Group Insurance Trust For Participating Employer: Booz Allen Hamilton Holding Corporation, Exhibit #102, CDF # Effective Date: August 1, 2023 Metropolitan Life Insurance Company (“MetLife”), a stock company, issues this endorsement to change the following: The disclosure shown below is to be added to the above referenced group policy: Beneficiary and Bereavement Services are included with Group Variable Universal Life (GVUL) or Group Universal Life (GUL) for no additional premium. MetLife may arrange for some portion of these services to be provided to certificateholders and beneficiaries by a third-party provider. This endorsement is to be attached to and made a part of the policy. This endorsement is subject to the terms and provisions of the policy.

Metropolitan Life Insurance Company 200 Park Avenue, New York, New York 10166 END99 07/20/22 Endorsement #4 POLICY ENDORSEMENT Group Policy No.: Policyholder: Trustee of the MetLife Group Insurance Trust For Participating Employer: Booz Allen Hamilton Holding Corporation, Exhibit #102, CDF # Effective Date: 01/01/21 Metropolitan Life Insurance Company (“MetLife”), a stock company, issues this endorsement to change the following: Summary of Endorsement: A Digital Estate Planning benefit is added to the Employer Data Sheet in a new section titled “Digital Estate Planning” as described below. Digital Estate Planning: A Digital Estate Planning Platform is included with Group Variable Universal Life (GVUL)/Group Universal Life (GUL) Insurance at no additional cost. MetLife has arranged for this platform to be provided by a MetLife affiliate (the "Affiliate"). This platform will be made available to Employees and their Spouses through legalplans.com/estateplanning, and includes facilitation of the selection, completion, and execution of common estate planning documents. This endorsement is to be attached to and made a part of the policy. This endorsement is subject to the terms and provisions of the policy.

Metropolitan Life Insurance Company 200 Park Avenue, New York, New York 10166 END99 04/19/18 Endorsement #3 POLICY ENDORSEMENT Group Policy No.: Policyholder: Effective Date: Trustee of the MetLife Group Insurance Trust For Participating Employer: Booz Allen Hamilton Holding Corporation, Exhibit #102, CDF # 01/01/18 Metropolitan Life Insurance Company (“MetLife”), a stock company, issues this endorsement to change the following: To add the following to the Employer Data Sheet: Employees who become insured under the Group Policy are eligible to receive non-insured grief counseling services at no additional premium. MetLife has arranged for these services to be provided to Employees through a third party service provider. MetLife is not responsible for providing or failing to provide these services nor is it liable for any negligence in the provision of such services by the third party service provider. This endorsement is to be attached to and made a part of the policy. This endorsement is subject to the terms and provisions of the policy.

END99 Funeral Svcs 02/07/17 Endorsement #2 Metropolitan Life Insurance Company 200 Park Avenue, New York, New York 10166 POLICY ENDORSEMENT Group Policy No.: Policyholder: Effective Date: Trustee of the MetLife Group Insurance Trust For Participating Employer: Booz Allen Hamilton Holding Corporation, Exhibit #102, CDF # 03/01/17 Metropolitan Life Insurance Company (“MetLife”), a stock company, issues this endorsement to change the following: To add the following to the Employer Data Sheet:  MetLife may from time to time add benefits or services to Participating Employer Plans.  Funeral Services Discount Disclosure: “Employees who become insured under the Group Policy are eligible to receive discounts of up to 10% off the service provider’s standard price for certain funeral services including funeral, cremation and cemetery products and services provided by a third party national network of funeral and funeral planning providers while such insurance remains in effect. Employees who become insured will also have access to funeral planning resources including funeral planning tools and concierge services provided by the same national network of providers. MetLife has arranged for these services and discounts to be provided to Employees and their spouses and children and the parents, grandparents and great-grandparents of the Employees and their spouses for no additional premium. MetLife is not responsible for providing or failing to provide these services nor is it liable for any negligence in the provision of such services by the third party service provider. The discounts and planning services are not available in all jurisdictions and are subject to regulatory approval.” This endorsement is to be attached to and made a part of the policy. This endorsement is subject to the terms and provisions of the policy.

END99 Endorsement #1 02/03/16 Metropolitan Life Insurance Company 200 Park Avenue, New York, New York 10166 POLICY ENDORSEMENT Group policy no.: Policyholder: Trustee of the MetLife Group Insurance Trust Effective date: January 1, 2016 Metropolitan Life Insurance Company (“MetLife”), a stock company, issues this endorsement to change the following: For Participating Employer: Booz Allen Hamilton Holding Corporation Exhibit #102 CDF # Summary of Changes: 1) Supplemental coverage is added as described below. The “Supplemental Coverage Definition”, “Supplemental Coverage Amount”, “Maximum Coverage Amount” and “Simplified Issue Requirements” and “Effective Dates of Guaranteed Issue and Simplified Issue Coverage” sections are deleted and replaced with the following. Supplemental Coverage Definition: Coverage in excess of the Basic coverage amount. Supplemental Coverage Amount: Class 1 and Class 2: Increments of $50,000 to a combined maximum (Basic plus Supplemental) of $3,000,000. Maximum Coverage Amount: $3,000,000. Simplified Issue Requirements: Simplified Issue requires underwriting approval. No person shall be insured for Simplified Issue coverage until such person has provided the required Medical Evidence of Insurability (MEOI) and coverage has been approved in Writing by MetLife. MEOI requirements apply to any coverage in excess of the Guaranteed Issue Coverage Amounts described above. Minimum MEOI requirements include completion of an authorization form and a medical questionnaire. In some instances, MetLife may also require the completion of an additional medical questionnaire, ParaMed exam, and/or any other information as may necessary to evaluate insurability. Required tests and ParaMed exams conducted in the United States will be scheduled at the convenience of the applicant and paid for by MetLife. Effective Dates of Guaranteed Issue and Simplified Issue Coverage Initial Eligibles (Current Eligibles): Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the Plan Effective Date. At the Participating Employer’s request, Initial Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. New Eligibles: Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the first of the month of date of eligibility. At the

END99 Endorsement #1 02/03/16 Participating Employer’s request, New Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. New Hires: Guaranteed Issue Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the first of the month of date of hire. At the Participating Employer’s request, New Hires who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. All Categories: Supplemental coverage is available as Simplified Issue coverage. Simplified Issue coverage will be effective as of the first of the month following underwriter approval, unless the coverage is approved after MetLife has prepared the monthly bill for mailing to the employer, in which case the increase will be effective as of the first of the next following month to avoid retroactive payroll deductions. This endorsement is to be attached to and made a part of the policy. This endorsement is subject to the terms and provisions of the policy.

EXHIBIT 102 PARTICIPATING EMPLOYER DATA GPNP99 TRUST Page 1 of 4 EXHIBIT 102 PLAN EFFECTIVE DATE: OCTOBER 1, 2014 02/03/15 Participating Employer: Booz Allen Hamilton Holding Corporation 8283 Greensboro Drive McLean, VA 22102 Plan Effective Date: October 1, 2014 Plan Anniversary Date: January 1, 2015 and each subsequent January 1st Rate Guarantee: Except as stated in the Group Policy, MetLife will not increase Plan Premium rates for the first thirty-seven months (October 1, 2014 through December 31, 2017). Premium Due Date: Cumulative monthly Premium is due no later than the fifteenth of the month for the previous month’s coverage. The first monthly premium will be payable on February 15, 2015. Subsequent premiums will be payable on the fifteenth day of each succeeding month. Failure to remit monthly premiums by the due date will reduce employees’ cash value. Any unpaid cost of insurance premium due at termination of the GVUL or GUL contract may be collected from employees’ GVUL or GUL certificate cash value. Eligible Class or Classes of Employees Eligibility Requirements: Actively at Work Requirements: To be eligible for GVUL coverage, employees must meet the Actively at Work Requirements on the effective date of the coverage, and be a United States citizen or Permanent Resident Alien with a taxpayer identification number (social security number) working in United States locations. To be eligible for GUL coverage, employees must meet the Actively at Work Requirements on the effective date of coverage in any other location and be approved by MetLife for such coverage. There is one class of eligible employees. Class 1 consists of the CEO, Executive Vice Presidents and Senior Vice Presidents. Actively at Work Requirements: An employee must be in full-time Employment with the Participating Employer on the effective date of coverage, performing all the usual and customary duties of his or her job. They must be working at the Participating Employer’s place of business; an alternate place approved by the Employer; or a place to which the Participating Employer’s business requires travel. Initial Eligibles Defined: Members of Class 1 who are eligible as of the Plan Effective Date. New Eligibles Defined: Individuals who meet the Eligibility Requirements and become members of Class 1 subsequent to the Plan Effective Date. New Hires Defined: Newly hired individuals who meet the Eligibility Requirements and become members of Class 1. Date of Eligibility: The first day a member of an eligible class meets the Eligibility Requirements stated above.

EXHIBIT 102 (continued) PARTICIPATING EMPLOYER DATA (continued) GPNP99 TRUST Page 2 of 4 EXHIBIT 102 PLAN EFFECTIVE DATE: OCTOBER 1, 2014 02/03/15 Individual Effective Date Effective Dates of Guaranteed Issue and Simplified Issue Coverage For Initial Eligibles, Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the Plan Effective Date. At the Participating Employer’s request, Initial Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. For New Eligibles, Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the first of the month of date of eligibility. At the Participating Employer’s request, New Eligibles who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. For New Hires, Guaranteed Issue Guaranteed Issue MetLife GVUL/GUL Basic coverage will be effective as of the first of the month of date of hire. At the Participating Employer’s request, New Hires who fail to actively enroll for the MetLife GVUL Basic coverage will be passively enrolled for such coverage. Employee Insurance Benefits Basic Coverage Definition: The amount of life insurance coverage the Participating Employer has agreed to provide to eligible class members by paying them additional compensation to cover the cost. Supplemental Coverage Definition: Coverage in excess of the Basic Coverage Amount. Basic Coverage Amount: $2,000,000 Supplemental Coverage Amount: N/A Minimum Coverage Amount: $100,000 Maximum Coverage Amount: $3,000,000 Guaranteed Issue Coverage Amounts For Initial Eligibles: The MetLife GVUL/GUL Basic coverage amount. For New Eligibles: The MetLife GVUL/GUL Basic coverage amount. For New Hires: The MetLife GVUL/GUL Basic coverage amount.

EXHIBIT 102 (continued) PARTICIPATING EMPLOYER DATA (continued) GPNP99 TRUST Page 3 of 4 EXHIBIT 102 PLAN EFFECTIVE DATE: OCTOBER 1, 2014 02/03/15 Guaranteed Issue Definition: Coverage issued without Medical Evidence of Insurability (MEOI), subject to the requirements set forth below: Guaranteed Issue Requirements:  MetLife must receive the enrollment form within 60 days of initial eligibility for any coverage which is not eligible for Passive Enrollment.  Participation requirements included in the MetLife GVUL Proposal Summary must be met.  Underwriting approval is required for all participants over the age of 70 unless replacing existing coverage. Guaranteed Issue Basic coverage will not be withheld pending approval of any coverage applied for in excess of Guaranteed Issue amounts, Simplified Issue Definition: Coverage in excess of Guaranteed Issue coverage. Simplified Issue Requirements: Simplified Issue requires underwriting approval. No person shall be insured for Simplified Issue coverage until such person has provided the required Medical Evidence of Insurability (MEOI) and coverage has been approved in Writing by MetLife. MEOI requirements apply to any coverage in excess of the Guaranteed Issue Coverage Amounts described above. Minimum MEOI requirements include completion of an authorization form and a medical questionnaire. In some instances, MetLife may also require the completion of an additional medical questionnaire, ParaMed exam, and/or any other information as may necessary to evaluate insurability. Required tests and ParaMed exams will be scheduled at the convenience of the applicant. Parameds conducted in the United States will be paid for by MetLife. Application Period: An employee who is eligible for Guaranteed Issue coverage other than Basic coverage must submit an enrollment form to MetLife no later than 60 days after the date of initial eligibility. If the employee fails to submit an application for such coverage within the specified Application Period, but subsequently applies for coverage, it will be deemed a Late Enrollment subject to Simplified Issue rules. Late Enrollment: If an eligible employee actively declines life insurance when initially eligible, but later requests coverage, MEOI and underwriter approval will be required for all coverage amounts. Minimum MEOI requirements include completion of an authorization form and a medical questionnaire. In some instances, MetLife may also require the completion of an additional medical questionnaire, ParaMed exam and/or any other information necessary to evaluate insurability. Required tests and ParaMed exams will be scheduled at the convenience of the applicant. Parameds conducted in the United States will be paid for by MetLife. Late Enrollment coverage will be effective as of the first of the month following underwriter approval, subject to the monthly underwriting cut-off dates. Enrollment forms approved by underwriting after this date will be effective as of the first of the next following month to avoid retroactive payroll deductions.

EXHIBIT 102 (continued)

PARTICIPATING EMPLOYER DATA (continued)

Employee Insurance Benefits (For Spouse/Domestic Partner, Dependent Children)

N/A

Additional Benefits

Accelerated Benefits Rider:	This rider is part of the certificate for all eligible employees.
Will Preparation Service Rider:	This rider is part of the certificate for all eligible employees who elect GVUL/GUL insurance.
Estate Resolution Services Rider:	This rider is part of the certificate for all eligible employees (services provided for both employee and spouse) who elect GVUL/GUL insurance.

Name/Address of Subsidiary, Affiliate, Division, Branch and Other Similar Entity	Effective Date Under the Plan
N/A	

Certificate Forms:

Certificate Number	**1**
Certificate Form	**G.24300(2003) As amended by GCR08-1 – Employee GVUL Certificate**
Applies To	**All employees of Booz Allen Hamilton Holding Corporation**
Effective Date	**October 1, 2014**

Certificate Number	**2**
Certificate Form	**G.9704(2009) – Employee GUL certificate**
Applies To	**All employees of Booz Allen Hamilton Holding Corporation**
Effective Date	**October 1, 2014**

Certificate Number	**3**
Certificate Form	**G.24300-6 – Accelerated Death benefit rider**
Applies To	**All employees of Booz Allen Hamilton Holding Corporation**
Effective Date	**October 1, 2014**

Certificate Number	**4**
Certificate Form	**CR05-1 I/wil Will Prep Certificate Rider**
Applies To	**All employees of Booz Allen Hamilton Holding Corporation**
Effective Date	**October 1, 2014**

Certificate Number	**5**
Certificate Form	**GCR07-28 ERS Certificate Rider**
Applies To	**All employees of Booz Allen Hamilton Holding Corporation**
Effective Date	**October 1, 2014**

GPNP99 TRUST
EXHIBIT 102 PLAN EFFECTIVE DATE: OCTOBER 1, 2014
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